     THE NOTTINGHAM INVESTMENT TRUST II

     The Brown Capital Management Mid-Cap Fund
The Brown Capital Management Small Company Fund
The Brown Capital Management International Equity Fund

     Supplement Dated July 18, 2011

Changes to the Funds for which Shareholders be asked to Vote

     On July 14, 2011, the Board of Trustees of The Nottingham Investment Trust II, with respect to the Brown Capital Management Mid-Cap Fund, Brown Capital Management Small Company Fund, and the Brown Capital Management International Equity Fund (each a “Fund” and collectively, the “Funds” or the “Brown Capital Management Funds”), approved a series of proposals put forth by Brown Capital Management, LLC, the Funds’ investment adviser (“Advisor”), that are designed to modernize the Funds’ operations and to make the Funds more marketable.

     The proposals include the approval of (1) an Agreement and Plan of Reorganization pursuant to which the Funds would be reorganized as series of the Brown Capital Management Mutual Funds, a newly established Delaware Statutory Trust; (2) revisions to the Funds’ fundamental investment restrictions; (3) a new Investment Advisory Agreement between the Funds and the Advisor; and (4) a Rule 12b-1 Distribution Plan and related Rule 12b-1 fee for the Funds.

     Federal and state laws governing mutual fund structures have changed since the time the Trust and the Funds were originally created. The Advisor determined that the Funds may recognize some benefits and efficiencies by making some changes. First, reorganizing the Funds into a Delaware statutory trust would be a more efficient and flexible organizational structure in which to operate the Funds. Second, each of the Funds is required to have certain investment restrictions that are “fundamental” – that is, they cannot be changed without shareholder approval. Many of these reflect regulatory, business or industry conditions, practices or requirements that are no longer required. These restrictions would be eliminated or changed in order to allow the Funds to operate more efficiently. Third, updating and modernizing the Funds’ current investment advisory agreement will streamline Fund operations and recognize certain changes in legal framework that have occurred since the initial adoption of the agreement, and this proposal seeks approval of shareholders with respect to a change in the ownership structure of the Advisor that is anticipated to occur on December 31, 2011 Finally, the adoption of a Distribution Plan and related 0.25% fee (for the Mid-Cap Fund and International Equity Fund) and 0.20% fee (for the Small Company Fund) is expected to open new distribution channels for the Funds.

     Please note, however, these changes will not result in any change in the name, investment objective, principal investment strategy, investment adviser, portfolio managers or independent accountants of any of the Funds.

     In August, shareholders of the Funds will receive a proxy statement soliciting their vote with respect to the Proposals. When you receive your proxy statement, please review it and cast your vote as instructed in the materials so the Funds may avoid any future solicitations.

New Service Providers to the Funds

     Effective, August 1, 2011, ALPS Fund Services, Inc. will replace the current service providers as administrator and transfer agent to the Brown Capital Management Funds. Additionally, effective August 1, 2011, ALPS Distributors, Inc. will replace the current distributor for the Funds.

     The address for each of ALPS Fund Services, Inc. and ALPS Distributors, Inc. is 1290 Broadway, Suite 1100, Denver, CO 80203. Beginning August 1, 2011, the Funds’ mailing address, fax number and e-mail address will change. New contact information for the Funds is presented below.

Address:	E-mail:	Fax:
Brown Capital Management Mutual Funds P.O. Box 1466 Denver, Colorado 80201	information@browncapital.com	1-866-2051499

IMPORTANT NOTE: Contact telephone numbers for the Brown Capital Management Funds will remain the same. Shareholders will continue to call 1-877-892-4BCM (1-877-892-4226) for information about their investment in the Brown Capital Management Funds.

Information on ALPS Fund Services, Inc. and ALPS Distributors, Inc. is provided below:

Distributor. Shares of the Funds are distributed pursuant to a Distribution Agreement (the “Distribution Agreement”), between the Trust and ALPS Distributors, Inc. (the “Distributor”), located at 1290 Broadway, Suite1100, Denver, CO 80203. The Distribution Agreement requires the Distributor to solicit orders for the sale of shares and to undertake such advertising and promotion as the Distributor believes reasonable in connection with such solicitation. The Trust and the Distributor have agreed to indemnify each other against certain liabilities. The Distribution Agreement will remain in effect for two years and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Trustees who are not parties to such agreement or “interested persons” of any such party and must be approved either by votes of a majority of the Trustees or a majority of the outstanding voting securities of the Funds. The Distribution Agreement may be terminated by either party on at least 60 days’ written notice and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Transfer Agent and Administrator. ALPS Fund Services, Inc. (hereinafter “AFS”, “Administrator” and “Transfer Agent”), whose principal business address is 1290 Broadway, Suite 1100, Denver, CO 80203, acts as the Funds’ administrator, transfer agent and dividend disbursing agent pursuant to a Transfer Agency and Services Agreement and an Administrative Agreement. The Agreements each have an initial term of three years and automatically renew for successive one-year terms. As Administrator, AFS performs corporate secretarial, treasury, and blue sky services and acts as fund accounting agent for each Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE